UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2010
The Williams Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 918/573-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
At the annual meeting of stockholders, on May 20, 2010, the stockholders of The Williams Companies, Inc. (the “Company”) approved the amendment and restatement of The Williams Companies, Inc. 2007 Incentive Plan (the “Plan”), which previously had been approved by the Company’s Board of Directors subject to stockholder approval. The Plan permits grants of stock options including incentive stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, other stock-based awards, and non-equity incentive awards (collectively, “Awards”). The Company’s Board of Directors, the Compensation Committee of the Board of Directors, and/or a committee consisting of the CEO (if he/she is also a member of the Board of Directors), as applicable, have the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the Plan, subject to the limitations and other provisions of the Plan.
The Plan is intended to allow selected employees and officers to acquire or increase equity ownership, thereby strengthening their commitment to the Company’s success and stimulating their efforts on the Company’s behalf, and to assist the Company in attracting new employees and officers and retaining existing employees and officers. The Plan is also intended to provide annual cash incentive compensation opportunities to designated executives that are competitive with those of other major corporations, to optimize the profitability and growth through incentives which are consistent with the Company’s goals, to provide grantees with an incentive for excellence in individual performance to promote teamwork among employees, officers, and non-management directors, and to attract and retain highly qualified persons to serve as non-management directors and to promote ownership by such non-management directors of a greater proprietary interest, thereby aligning such non-management directors’ interests more closely with the interests of the stockholders of the Company.
A total of thirty million shares of the Company’s common stock are authorized for the granting of Awards under the Plan. The number of shares available for Awards, as well as the terms of outstanding Awards, are subject to adjustment as provided in the Plan for stock splits, stock dividends, recapitalizations and other similar events.
The Plan will expire on May 17, 2017. The Board may from time to time, amend, alter, suspend, discontinue or terminate the Plan, subject, in certain circumstances, to stockholder approval.
The above description of the Plan is not intended to be complete and is qualified in its entirety by the specific language in the Plan, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. In addition, a more detailed summary of the Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on April 8, 2010 (the “Proxy Statement”).

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Restated Certificate of Incorporation
At the annual meeting of stockholders, on May 20, 2010, the stockholders of the Company approved the amendment of the Company’s Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”), to declassify the Board of Directors. On May 25, 2010, the Company filed an amendment to the Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Restated Certificate of Incorporation was amended to provide for the phased-in elimination of the classification of the Company’s Board of Directors and the annual election of all directors. Also on May 25, 2010, the Company filed an Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, thereby restating its previous Restated Certificate of Incorporation to integrate all amendments made since the prior restatement. The description of the amendment to the Restated Certificate of Incorporation is qualified in its entirety by the Company’s new Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.(i)1 to this Current Report on Form 8-K and is incorporated herein by reference. In addition, a more detailed summary of the amendment was described in the Proxy Statement.
Bylaws
On May 20, 2010, the Company amended its Bylaws. The amendment was approved by the Company’s Board of Directors contingent upon approval by the Company’s stockholders, at the Company’s 2010 annual meeting of stockholders, of the Company’s proposal to amend its Restated Certificate of Incorporation to provide for the annual election of directors. The stockholders approved the amendment to the Restated Certificate of Incorporation, and therefore the Bylaws were amended on the date of the annual meeting. The amendment corresponds to the changes made to the Amended and Restated Certificate of Incorporation to eliminate the Company’s classified Board of Directors. The Company’s Bylaws have been restated to effect this amendment. The description below of the amendment to the Restated Bylaws is qualified in its entirety by the Company’s new Bylaws, a copy of which is filed as Exhibit 3.(ii)1 to this Current Report on Form 8-K and is incorporated herein by reference.
The amendment to the Bylaws is:
•	Article III, Section 1; Deletes the classified election of directors, and phases in annual election of directors.

Item 5.07. Submission of Matters to a Vote of Security Holders
At the annual meeting of stockholders, on May 20, 2010, the stockholders of the Company voted on the matters set forth below.
1. The nominees for election to the Board of Directors were elected, each for a three year term expiring in 2013, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non Votes
Kathleen B. Cooper	423,168,929	10,606,267	896,905	70,091,482
William R. Granberry	422,947,877	10,842,479	881,745	70,091, 482
William G. Lowrie	428,635,203	5,144,428	892,470	70,019,482
Joseph R. Cleveland, Juanita H. Hinshaw, Frank T. MacInnis, Steven J. Malcolm, and Janice D. Stoney, Class I directors, continued as directors for terms expiring at the annual meeting of stockholders in 2011, and Irl F. Engelhardt, William E. Green, W.R. Howell, and George A. Lorch, Class II directors, continued as directors for terms expiring at the annual meeting of stockholders in 2012.
2. The proposal to approve the amendment to the Company’s Restated Certificate of Incorporation to provide for the annual election of directors was approved based on the following votes:

Votes For	501,259,691
Votes Against	2,566,765
Abstentions	937,127
There were no broker non votes for this item
3. The proposal to approve the amendment to The Williams Companies, Inc. 2007 Incentive Plan was approved based on the following votes:

Votes For	329,097,828
Votes Against	35,280,956
Abstentions	7,293,317
Broker Non Votes	70,019,482

4. The proposal to ratify the appointment of Ernst & Young LLP as our independent auditors for 2010 was approved based on the following votes:

Votes For	498,870,519
Votes Against	4,866,716
Abstentions	1,026,348
There were no broker non votes for this item
5. The stockholder proposal requesting a report regarding the environmental impact of certain fracturing operations of the Company’s Exploration and Production business unit was not approved based on the following votes:

Votes For	149,237,345
Votes Against	207,440,742
Abstentions	77,994,014
Broker Non Votes	70,019,482
6. The stockholder proposal requesting an advisory vote related to compensation was approved based on the following votes:

Votes For	224,818,772
Votes Against	201,474,238
Abstentions	8,379,091
Broker Non Votes	70,019,482
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit 3.(i)1	Amended and Restated Certificate of Incorporation.

Exhibit 3.(ii)1	Bylaws.

Exhibit 99.1	The Williams Companies, Inc. 2007 Incentive Plan(filed as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed April 8, 2010 and incorporated herein by reference).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
Date: May 26, 2010	By:	/s/ La Fleur C. Browne
La Fleur C. Browne
Assistant General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 3.(i)1	Amended and Restated Certificate of Incorporation.

Exhibit 3.(ii)1	Bylaws.

Exhibit 99.1	The Williams Companies, Inc. 2007 Incentive Plan(filed as Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed April 8, 2010 and incorporated herein by reference).